UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

        Date of Report (Date of earliest event reported): March 13, 2007

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                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

            New York                  000-01684              1-1688021
            --------                  ---------              ---------
 (State or Other Jurisdiction      (Commission File      (I.R.S. Employer
      of Incorporation)                 Number)         Identification No.)


                                  1 FLOWERFIELD
                                    SUITE 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 15, 2007, Gyrodyne Company of America, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, announcing a $4.00 per share special distribution declared by the Company's Board of Directors on March 13, 2007, payable on April 9, 2007 to all shareholders of record as of the close of business on March 26, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit No.     Description
     -----------     -----------
     99.1            Press Release of Gyrodyne Company of America, Inc. dated
                     March 15, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                GYRODYNE COMPANY OF AMERICA, INC.


                                By: /s/ Stephen V. Maroney
                                --------------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

                                Date:  March 16, 2007